                                                                   EXHIBIT 10.20


                            FIRST AMENDMENT TO LEASE

      This First Amendment to Lease (the "Amendment") dated August 27, 1999, is by and between THE IRVINE COMPANY ("Landlord"), and BROADCOM CORPORATION, a California corporation ("Tenant").

                                    RECITALS

      A. On August 7, 1998, Landlord and Tenant entered into that certain Industrial Lease ("Lease") for space in buildings located at 16215 Alton Parkway ("Building A") and 16205 Alton Parkway ("Building B") (collectively, the "Premises"). The Lease also included an agreement for temporary occupancy of a portion of the Building located at 16225 Alton Parkway ("Building C"). Except as specifically defined herein, capitalized terms are used as defined in the Lease.

      B. Landlord and Tenant each desire to modify the Lease to add approximately 39,134 rentable square feet of space in Building C to the Premises which shall be referred to as Suite 200, and make such other modifications as are set forth in this Amendment.

                                    AGREEMENT

I. BASIC LEASE PROVISIONS. The Basic Lease Provisions are hereby amended as follows (section numbers refer to the Basic Lease Provision numbers):

      1. Effective as of the "Commencement Date for Suite 200" (as hereinafter defined), Item 1 shall be deleted in its entirety and substituted therefor shall be the following:

            1. Premises: The Premises includes all of one (1) three (3) story building known as 16215 Alton Parkway which contains approximately 88,903 rentable square feet ("Building A"), all of one (1) two (2) story building known as 16205 Alton Parkway ("Building B") which contains approximately 63,451 rentable square feet, and the second floor of a two (2) story building known as 16225 Alton Parkway ("Building C") which floor contains approximately 39,134 rentable square feet ("Suite 200").


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
      6. Effective as of the "Commencement Date for Suite 200", Item 6 shall be deleted in its entirety and substituted therefor shall be the following:

            From and after the Commencement Date for Suite 200, the Basic Rent shall be Two Hundred Sixty-Eight Thousand Eighty-Three Dollars and Twenty Cents ($268,083.20) per month, based on $1.40 per rentable square foot.

            Basic Rent is subject to adjustment as follows:

            Commencing on the first day of the twenty-fifth (25th) month of the Lease Term, the Basic Rent shall be Two Hundred Seventy-Seven Thousand Six Hundred Fifty-Seven Dollars and Sixty Cents ($277,657.60) per month, based on $1.45 per rentable square foot.

            Commencing on the first day of the thirty-seventh (37th) month of the Lease Term, the Basic Rent shall be Two Hundred Eighty-Seven Thousand Two Hundred Thirty-Two Dollars ($287,232.00) per month, based on $1.50 per rentable square foot.

            Commencing on the first day of the forty-ninth (49th) month of the Lease Term, the Basic Rent shall be Two Hundred Ninety-Six Thousand Eight Hundred Six Dollars and Forty Cents ($296,806.40) per month, based on $1.55 per rentable square foot.

            Commencing on the first day of the sixty-first (61st) month of the Lease Term, the Basic Rent shall be Three Hundred Six Thousand Three Hundred Eighty Dollars and Eighty Cents ($306,380.80) per month, based on $1.60 per rentable square foot.

            Commencing on the first day of the seventy-third (73rd) month of the Lease Term, the Basic Rent shall be Three Hundred Fifteen Thousand Nine Hundred Fifty-Five Dollars and Twenty Cents ($315,955.20) per month, based on $1.65 per rentable square foot.

      8. Effective as of the Commencement Date for Suite 200, Item 8 shall be deleted in its entirety and substituted therefor shall be the following:

            8. Floor Area of Premises: Approximately 191,488 rentable square feet based on:

                        Building A:      88,903
                        Building B:      63,451
                        Building C:      39,134 (Suite 200)


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
      12. Item 12 is hereby deleted in its entirety and substituted therefor shall be the following:

            12.   Address for Payments and Notices:


                  LANDLORD


                  INSIGNIA/ESG OF CALIFORNIA, INC.
                  1 Ada, Suite 270
                  Irvine, CA 92618

                  with a copy of notices to:

                  IRVINE INDUSTRIAL COMPANY
                  P.O. Box 6370
                  Newport Beach, CA 92658-6370
                  Attn: Vice President, Industrial Operations


                  TENANT


                  BROADCOM CORPORATION
                  16215 Acton Parkway
                  Irvine, CA

                  Attention: Director of Corporate Services

                  With additional copy sent to the same address, but to Chief Financial Officer with a copy of notices of default only to:

                  Brobeck, Phleger & Harrison
                  550 West C Street. Suite 1300
                  San Diego, CA 92101
                  Attn: W. Scott Biel

      14. Effective as of the Commencement Date for Suite 200, Item 14 shall be deleted in its entirety and substituted therefor shall be the following:

            14. Vehicle Parking Spaces: 768 spaces within the Common Area of the Project based on four (4) spaces per 1000 rentable square feet of Premises area

II. COMMENCEMENT DATE FOR SUITE 200. "Commencement Date for Suite 200" shall be the earlier of: (a) ten (10) business days following the date that (i) Landlord notifies Tenant that Landlord has substantially completed the construction of the Tenant Improvements for Suite 200 in accordance with the Work Letter attached to this Amendment as Exhibit B but for minor "punch list" items identified by Landlord and Tenant in a walk-through of Suite 200 prior to the Commencement Date, which items do not preclude or materially impair Tenant from conducting


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

its business in Suite 200, and (ii) Landlord has provided Tenant with all parking required in the Common Area of the Project, and (iii) Landlord has obtained and provided Tenant with a certificate of occupancy or temporary certificate of occupancy for the Premises from the City of Irvine or (b) the date Tenant acquires possession or commences use of Suite 200 for any purpose other than construction or installation of equipment, furniture, fixtures or network and telecommunications cabling; or (c) December 9, 1999 (the "Outside Commencement Date"). Within ten (10) days after the Commencement Date for Suite 200 has occurred, the parties shall memorialize on a form provided by Landlord the actual Commencement Date for Suite 200.

III. RENT FOR SUITE 200. As of the Commencement Date for Suite 200, Suite 200 shall become part of the Premises and all rent payable under the Lease shall be adjusted accordingly. For example, Tenant's Share for the purpose of calculating Operating Expenses to be paid by Tenant shall be increased accordingly and the Basic Rent under the Lease shall be increased to reflect the addition of the 39,134 rentable square feet of Suite 200 based on the Basic Rent rates set forth in Item 6 of the Basic Lease Provisions of the Lease including adjustments to Basic Rent which occur after the Commencement Date for Suite 200. Notwithstanding the foregoing, in the event the Commencement Date for Suite 200 occurs prior to the Outside Commencement Date, the Basic Rent for Suite 200 from the Commencement Date for Suite 200 to the Outside Commencement Date shall be Fifty Thousand Eight Hundred Seventy-Four Dollars and Twenty Cents ($50,874.20) based on $1.30 per rentable square foot.

IV. FLOOR PLAN OF PREMISES. Exhibit A attached to this Amendment is hereby added to the Lease, and collectively with the descriptions of Building A and Building B on Exhibit A attached to the Lease, shall constitute the "Premises" as defined in Section 2.1 of the Lease.

V. TENANT IMPROVEMENTS. Landlord hereby agrees to complete the Tenant Improvements for Suite 200 in accordance with the Work Letter attached to this Amendment.

VI. LANDLORD OBLIGATIONS. Landlord warrants to Tenant that the roof of Building C shall be in good condition as of the Commencement Date for Suite 200 and the HVAC system of Building C shall be in good working order as of the Commencement Date for Suite 200. If any non-compliance with such warranty exists as of the Commencement Date for Suite 200, Landlord shall, promptly after receipt of written notice from Tenant setting forth the nature and extent of such non-compliance, rectify same at Landlord's cost and expense. Notwithstanding the foregoing, Landlord shall not be obligated under its warranty set forth in this paragraph for any modification of the existing HVAC system required in connection with Tenant Improvements being constructed in Suite 200, including, without limitation, any rerouting, rebalancing, the addition or removal of supply or return vents or other adjustments to the system required to accommodate the Tenant Improvements being completed pursuant to the Work Letter.

VII. SIGNS. In addition to the Exterior Signage provided for in the Existing Lease, Tenant shall have the right to install and maintain one (1) new monument sign on Laguna Canyon Road


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
which substantially matches the existing monument sign on Alton Parkway which shall be oriented perpendicular to the curb and located outside the site distance triangle. The new monument sign shall be subject to the Signage Criteria for the Project and the other provisions of the Lease. Tenant shall have the right to the top position on such monument sign so long as Tenant continues to be the Dominant Tenant in Building C.

VIII. GENERAL

      A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

      B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth herein and can be changed only by a writing signed by Landlord and Tenant.

      C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

      D. Corporate Authority. Each individual executing this Amendment in his or her capacity as a corporate officer represents that he or she is duly authorized to execute and deliver this Amendment on behalf of such corporation and that this Amendment is binding upon such corporation in accordance with its terms.

IX.   EXECUTION

      Landlord and Tenant executed this Amendment as of the date as set forth above.

LANDLORD:                                   TENANT:

THE IRVINE COMPANY                          BROADCOM CORPORATION,
                                            a California corporation

By: /s/ ROBERT E. WILLIAMS, JR              By: /s/ WILLIAM J. RUEHLE
    --------------------------------------      -----------------------------
        Robert E. Williams, Jr, President,          Name:  William J. Ruehle
        Irvine Industrial Company, a                Title: Vice President and
        division of The Irvine Company                     CFO


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
By: /s/ GARY A. VACARRO                        By:
    -----------------------------------------      -----------------------------
         Gary A. Vacarro,                          Name:
         Senior Vice President                            ----------------------
         Finance & Acquisitions                    Title:
                                                          ----------------------


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
                            FIRST AMENDMENT TO LEASE

                                    BETWEEN

                               THE IRVINE COMPANY

                                      AND

                              BROADCOM CORPORATION

                             DATED AUGUST 27, 1999



                                    EXHIBITS


EXHIBIT A         Description of Premises (drawing)

EXHIBIT B         Industrial Work Letter Dollar Allowance (Suite 200)

Broadcom Corporation agrees to furnish supplementally a copy of any of the foregoing exhibits to the SEC upon request.


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
                            SECOND AMENDMENT TO LEASE


I.    PARTIES AND DATE.

      This Second Amendment to Lease (the "Amendment") dated December 10, 1999, is by and between THE IRVINE COMPANY ("Landlord"), and BROADCOM CORPORATION, a California corporation ("Tenant").

II.   RECITALS.

      On August 7, 1998, Landlord and Tenant entered into a lease for space in buildings located at 16215 Alton Parkway ("Building A") and 16205 Alton Parkway ("Building B") (collectively, the "Premises"), which Lease was amended by a First Amendment to Lease dated August 27, 1999, wherein approximately 39,134 rentable square feet of space located at 16225 Alton Parkway ("Suite 200") was added to the Premises (as amended, the "Lease").

      Landlord and Tenant each desire to modify the Lease to add approximately 39,134 rentable square feet of space in a Building located at 16225 Alton Parkway, Suite 100, Irvine, California more particularly described on EXHIBIT A to this Amendment ("Suite 100"), adjust the Basic Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III.  MODIFICATIONS.

      A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

            1. Effective as of the "Commencement Date for Suite 100" (as defined in Section III(C) below), Item 1 shall be deleted in its entirety and substituted therefor shall be the following:

                  "1. Premises: The Premises includes all of one (1) three (3) story building known as 16215 Alton Parkway which contains approximately 88,903 rentable square feet ("Building A"), all of one (1) two (2) story building known as 16205 Alton Parkway ("Building B") which floor contains approximately 63,451 rentable square feet, and all of one (1) two story building known as 16225 Alton Parkway which floor contains 78,268 ("Building C")."

            2.    Item 4 is hereby amended by adding the following:

                  "Estimated Commencement Date for Suite 100: May 1, 2000"


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
            3.    Item 6 is hereby amended by adding the following:

                  "Basic Rent for Suite 100: As of the Commencement Date for Suite 100, Basic Rent for Suite 100 shall be Fifty-Four Thousand Seven Hundred Eighty-Eight Dollars ($54,788.00) per month, based on $1.40 per rentable square foot.

                  Basic Rent for Suite 100 is subject to adjustment as follows:

                  Commencing December 1, 2000, the Basic Rent for Suite 100 shall be Fifty-Six Thousand Seven Hundred Forty-Four Dollars ($56,744.00) per month, based on $1.45 per rentable square foot.

                  Commencing December 1, 2001, the Basic Rent for Suite 100 shall be Fifty Eight Thousand Seven Hundred One Dollars ($58,701.00) per month, based on $1.50 per rentable square foot.

                  Commencing December 1, 2002, the Basic Rent for Suite 100 shall be Sixty Thousand Six Hundred Fifty-Eight Dollars ($60,658.00) per month, based on $1.55 per rentable square foot.

                  Commencing December 1, 2003, the Basic Rent for Suite 100 shall be Sixty Two Thousand Six Hundred Fourteen Dollars ($62,614.00) per month, based on $1.60 per rentable square foot.

                  Commencing December 1, 2004, the Basic Rent for Suite 100 shall be Sixty Four Thousand Five Hundred Seventy-One Thousand Dollars ($64,571.00) per month, based on $1.65 per rentable square foot.

            4. Effective as of the Commencement Date for Suite 100, Item 8 shall be deleted in its entirety and substituted therefor shall be the following:

                  "8. Floor Area of Premises: Approximately 230,622 rentable square feet based on:

                            Building A:   88,903
                            Building B:   63,451
                            Building C:   78,268

            5. Effective as of the Commencement Date for Suite 100, Item 14 shall be deleted in its entirety and substituted therefor shall be the following:


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
                  "14. Vehicle Parking Spaces: Nine Hundred Twenty-Seven (927) spaces within the Common Area of the Project based on four (4) spaces per 1000 rentable square feet of Premises area"

      B. Floor Plan of Premises. EXHIBIT A attached to this Amendment is hereby added to the Lease, and collectively with the descriptions of Building A and Building B on Exhibit A attached to the Lease, and Suite 200 on Exhibit A attached to the First Amendment, shall constitute the "Premises" as defined in
Section 2.1 of the Lease.

      C. Tenant Improvements. Landlord hereby agrees to complete the Tenant Improvements for Suite 100 in accordance with the provisions of EXHIBIT X-1, Work Letter, attached to this Amendment. As used herein, the "Commencement Date for Suite 100" shall mean the earlier to occur of: (i) ten (10) days following the date that (A) Landlord notifies Tenant that Landlord has substantially completed the construction of the Tenant Improvements for Suite 100 in accordance with the Work Letter attached as EXHIBIT X-1 hereto, but for minor "punch list" items identified by Landlord and Tenant in a walk-through of Suite 100 prior to the Commencement Date of Suite 100, which items do not preclude or materially impair Tenant from conducting its business from Suite 100, (B) Landlord has provided Tenant with all parking required by the Lease (as amended by this Amendment) in the Common Area of the Project, and (C) Landlord has obtained and provided Tenant with a certificate of occupancy or temporary certificate of occupancy for Suite 100 from the City of Irvine, or (ii) the date Tenant acquires possession or commences use of such portion of Suite 100 for any purpose other than construction or installation of equipment, furniture, fixtures or network and telecommunications cabling. Possession of Suite 100 shall be tendered to Tenant on the Commencement Date for Suite 100. Within ten
(10) days after possession of Suite 100 is tendered to Tenant, the parties shall memorialize on a form provided by Landlord the actual Commencement Date for Suite 100. Tenant's failure to execute that form shall not affect the validity of Landlord's determination of said date. The provisions of Sections 2.2 and 2.4 of the Lease, including without limitation, those provisions governing a preparation and approval of a punch list, shall apply with respect to Suite 100 (with the "Commencement Date" set forth in said Sections to refer to the "Commencement Date of Suite 100" for purposes of this Amendment).

      D. Sections Deleted. The following Sections of the Lease are hereby deleted in their entirety and shall have no further force or effect: Sections
2.5 and 2.6 of the Lease.

      E. Landlord's Obligations. Landlord warrants to Tenant that the roof of Building C shall be in good condition as of the Commencement Date for Suite 100 and the HVAC system of Building C shall be in good working order as of the Commencement Date for Suite 100. If any non-compliance with such warranty exists as of the Commencement Date for Suite 100, Landlord shall, promptly after receipt of written notice from Tenant setting forth the nature and extent of such non-compliance, rectify same at Landlord's cost and expense. Notwithstanding the foregoing, Landlord shall not be obligated under its warranty set forth in this paragraph for any modification of the existing HVAC system required in connection with Tenant

Improvements being constructed in Suite 100, including, without limitation, any rerouting, rebalancing, the addition or removal of supply or return vents or other adjustments to the system required to accommodate the Tenant Improvements for Suite 100 being completed pursuant to the Work Letter attached to this Amendment.

      F. Contingency. Tenant understands and agrees that the effectiveness of this Amendment is contingent upon the mutual execution of a lease surrender and termination agreement for Suite 100 by Landlord and AST Research, Inc., the current tenant in possession of Suite 100. If the contingency contained in this
Section III(F) is not fully satisfied on or before December 17, 1999, then either party may terminate this Amendment by giving written notice to the other at any time thereafter (but prior to Landlord's notice of full satisfaction of this contingency), and Tenant shall thereupon be free to proceed under the provisions contained in Section 2.6 of the Lease.

IV.   GENERAL.

      A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

      B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

      C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

      D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

      E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

      F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V.    EXECUTION.


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
      Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.


LANDLORD:                                  TENANT:

THE IRVINE COMPANY                         BROADCOM CORPORATION,
                                           a California corporation

By: /s/ RICHARD G. SIM                     By: /s/ WILLIAM J. RUEHLE
    ------------------------------------           -----------------------------
        Richard G. Sim, Group President,           Name:  William J. Ruehle
        Investment Properties                      Title: Vice President and CFO



By: /s/ ROBERT E. WILLIAMS, JR             By:
    ------------------------------------           -----------------------------
        Robert E. Williams, Jr.,                   Name:
        President, Irvine Industrial                      ----------------------
        Company, a division of The                 Title:
        Irvine Company                                    ----------------------


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